SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                            ________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                              RIVER VALLEY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                    2-47541                             35-1984567
           (Commission File Number)          (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421

Item 7. Financial Statements and Exhibits.

          (c) Exhibits

               99.1 Press Release dated July 15, 2003.

Item 12. Results of Operations and Financial Condition.

     River Valley Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on July 15, 2003 announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            /s/ Matthew P. Forrester
                                            ------------------------------------
                                            Matthew P. Forrester, President and
                                            Chief Executive Officer

Dated: August 19, 2003